                                                              EXHIBIT (16)(e)

                        PROSPECTOR FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,216.73  =  ERV
One year period ended 06/30/97                                         1  =  n


TOTAL RETURN FOR THE PERIOD                                       21.67%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,291.09  =  ERV
One year period ended 06/30/97                                         1  =  n


TOTAL RETURN FOR THE PERIOD                                       29.11%  =  T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,377.05  =  ERV
Inception through 06/30/97                                          1.51  =  n


TOTAL RETURN FOR THE PERIOD                                       23.60%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,461.06  =  ERV
Inception through 06/30/97                                          1.51  =  n


TOTAL RETURN FOR THE PERIOD                                       28.54%  =  T

                        PROSPECTOR FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997


Formula                                                        ERV - P
                                                               -------
                                                                  P  =   T
Including Payment of the Sales Charge
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,377.05  =  ERV

TOTAL RETURN FOR THE PERIOD                                       37.71%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,461.06  =  ERV

TOTAL RETURN FOR THE PERIOD                                       46.11%  =  T

                        PROSPECTOR FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,241.09  =  ERV
One year period ended 06/30/97                                         1  =  n


TOTAL RETURN FOR THE PERIOD                                       24.11%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,291.09  =  ERV
One year period ended 06/30/97                                         1  =  n


TOTAL RETURN FOR THE PERIOD                                       29.11%  =  T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997
                                                                     n
Formula                                                        P(1+T)     =  ERV

Including Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,421.06  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       26.20%  =  T

Excluding Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,461.06  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       28.54%  =  T


                        PROSPECTOR FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                      ERV - P
                                             -------
                                                P                    =   T

Including Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,421.06  =  ERV

TOTAL RETURN FOR THE PERIOD                                        42.11%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,461.06  =  ERV

TOTAL RETURN FOR THE PERIOD                                       46.11%  = T

                        PROSPECTOR FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,281.09  =  ERV
One year period ended 06/30/97                                         1  =  n


TOTAL RETURN FOR THE PERIOD                                       28.11%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,291.09  =  ERV
One year period ended 06/30/97                                         1  =  n


TOTAL RETURN FOR THE PERIOD                                       29.11%  =  T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997
                                                                       n
Formula                                                          P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,461.06  = ERV
Inception through 06/30/97                                          1.51  = n

TOTAL RETURN FOR THE PERIOD                                       28.54%  = T

Excluding Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,461.06  = ERV
Inception through 06/30/97                                          1.51  = n

TOTAL RETURN FOR THE PERIOD                                       28.54%  = T

                        PROSPECTOR FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                      ERV - P
                                             -------
                                                P                    =   T
Including Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,461.06  = ERV

TOTAL RETURN FOR THE PERIOD                                       46.11%  = T


Excluding Payment of the CDSC
Net Asset Value                                                   $13.47
Initial Investment                                             $1,000.00  = P
Ending Redeemable Value                                        $1,461.06  = ERV

TOTAL RETURN FOR THE PERIOD                                       46.11%  = T